Events after the Reporting Period	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Event After The Reporting Period
43.	EVENTS AFTER THE REPORTING PERIOD

(1)
On January 7, 2022, the Parent company established Woori Financial F&I Inc. (100% of ownership, 200 billion Won in stock payments) which is an investment company for non-performing
loans (NPL) and restructuring companies and included it as a subsidiary.

(2)
The Russia - Ukraine conflict has been escalated in February 2022, Russia is imposed to the international sanctions. As a result of these sanctions, the lack of liquidity in the foreign exchange market as well as the significant decline in value of the Rubles and the decline in value of Russian companies’ securities are in progress. As a result, the Group may experience situations such as a decrease in value of financial assets or operating assets owned by the Group regarding the conflict, an increase in receivable payment terms, limitation to transfer funds, a decrease in the profit.

As of December 31, 2021, the Group expects such conflict and sanctions would have financial impacts on the business of AO Woori Bank, one of the subsidiaries, in the future. However, the Group cannot reasonably predict the financial impacts because it is very uncertain to estimate the impact on the Group’s financial position and business performance.

(3)
In
April 2022, the Group became aware of an embezzlement case by an employee of the Bank, one of its subsidiaries. Related to the embezzlement case, the investigation by the relevant institutions is currently in progress. The Group considered the case as the adjusting events after the reporting period and recognized 62.2 billion Won in the financial statements as losses. Such adjustment was recorded as out of period adjustment in 2021 and the impacts on the prior periods are not materia
l.